Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report on Form 10-Q of  Venture Vanadium Inc.  (the “Company”) on Form 10-Q for the quarterly period ended January 31, 2019, as filed with the Securities and Exchange Commission I, Hui Liu Pin, Principal Executive, Financial and Accounting Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly report on Form 10-Q of Venture Vanadium Inc. for the quarterly period ended January 31, 2019 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Arcom.

March 15, 2019

By:            /s/    Hui Liu Ping

Name:               Hui Liu Ping

Title:                 President, Treasurer, Secretary and Director

                         (Principal Executive, Financial and Accounting Officer)